UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2005

Unocal Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-8483	95-3825062
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2141 Rosecrans Avenue, Suite 4000 El Segundo, California	90245
(Address of Principal Executive Offices)	(Zip Code)

(310) 726-7600
(Registrant’s telephone number, including area code)

Former name or former address, if changed since last report: N/A

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14d-2(b))

Item 8.01	Other Events

               On June 29, 2005, Unocal Corporation ("Unocal") announced by press release that its board of directors has set Aug. 10, 2005, as the date of the special meeting of Unocal's stockholders at which a vote is scheduled to be taken on the proposed merger by and between Unocal and Chevron Corporation. A copy of the press release dated June 29, 2005 is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 8.01.

Item 9.01	Financial Statements and Exhibits
Exhibit No.	Description
99.1	Press Release, dated June 29, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UNOCAL CORPORATION
/s/ Bryan J. Pechersky
	By:	Bryan J. Pechersky Corporate Secretary
Date: June 29, 2005

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated June 29, 2005